Exhibit 10.17

LETTER AMENDMENT NO. 7

Dated as of January 14, 2003

To the Lenders and the Agent

referred to below

Ladies and Gentlemen:

Specialty Retailers (TX) LP

We refer to the Credit Agreement dated as of August 24, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Specialty Retailers (TX) LP, as Borrower (the "Borrower"), Stage Stores, Inc., as Parent Guarantor (the "Parent Guarantor", and collectively with the Borrower and its other Subsidiaries, the "Company"), the Lender Parties party thereto (the "Lenders"), Citicorp USA, Inc., as Administrative Agent and as Collateral Agent for the Lender Parties (the "Agent"), and Salomon Smith Barney Inc., as Arranger and Book Manager.

The undersigned hereby request the approval of the Required Lenders to (a) amend each of the definition of "EBITDA" contained in Section 1.01 of the Credit Agreement and the calculation of "Tangible Net Worth" contained in Section 5.04(c) of the Credit Agreement, in each case, to account for non-cash charges and/or gains resulting from the inclusion of Debt under the Securitization Program on the financial statements of the Borrower solely in connection with the Borrower's compliance with any accounting requirement of the Financial Accounting Standards Board, (b) amend Section 5.02(g) of the Credit Agreement to permit the Parent Guarantor to repurchase its capital stock solely during the period commencing with Fiscal Year 2002 through the Termination Date in an aggregate amount of up to $75,000,000, subject to certain restrictions set forth herein and (c) amend Section 5.02(o) of the Credit Agreement to increase the amount of Capital Expenditures permitted to be made during the Fiscal Year 2003 to an aggregate amount of up to $45 million.

It is hereby agreed by you and us that, effective as of the date of this letter amendment and waiver (this "Letter Amendment No. 7"), the Credit Agreement is amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding thereto the following new definition in proper alphabetical order:

"'FASB' means the Financial Accounting Standards Board."

(b) The definition of "EBITDA" contained in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

"'EBITDA' means, at any date for the determination thereof, the sum, determined on a Consolidated basis for the last twelve-month period, of (a) net income (or net loss), (b) interest expense (including interest expense associated with the Securitization Program), (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) non-recurring, transactional or unusual losses deducted in calculating net income less non-recurring, transactional or unusual gains added in calculating net income, (g) any non-cash expenses, non-cash losses or other non-cash charges resulting from the writedown in the valuation of any assets in each case of the Parent Guarantor and its Subsidiaries, determined in accordance with GAAP for such period, (h) any non-cash charges associated with any stock compensation plans and (i) any non-cash charges incurred by the Borrower solely as a result of compliance with any accounting requirement of FASB that Debt under the Securitization Program be reflected on its financial statements less any non-cash gains incurred by the Borrower solely as a result of compliance with any accounting requirement of FASB that Debt under the Securitization Program be reflected on its financial statements."

(c) Clause (iv) of Section 5.02(g) of the Credit Agreement is amended to read as follows:

"(iv) in addition to the repurchases permitted by clause (iii), which may or may not be conducted pursuant to a plan or plans to be adopted by the Board of Directors of the Parent Guarantor and implemented in compliance with the safe harbor provisions of Rule 10b-18 promulgated under the Securities Act of 1934, as amended, so long as no Default has occurred and is continuing at the time of any such repurchase,

(A) the Parent Guarantor may repurchase capital stock of the Parent Guarantor solely for the period commencing with Fiscal Year 2002 through the Termination Date in an aggregate amount of up to $50,000,000 pursuant to a plan or plans to be adopted by the Board of Directors of the Parent Guarantor and implemented in compliance with the safe harbor provisions of Rule 10b-18 promulgated under the Securities Act of 1934, as amended; and

(B) for the period commencing on February 1, 2003 through the Termination Date, the aggregate amount of repurchases permitted under clause (iv)(A) shall be increased by an amount equal to the lesser of (1) 50% of net income plus any non-cash charges incurred by the Borrower solely as a result of compliance with any accounting requirement of FASB that the Debt under the Securitization Program be reflected on its financial statements less any non-cash gains incurred by the Borrower solely as a result of compliance with any accounting requirement of FASB that the Debt under the Securitization Program be reflected on its financial statements and (2) $25,000,000; provided, however, that, notwithstanding the foregoing, no increase in the repurchase amount under this clause (iv)(B) shall be permitted at any time when, on a pro forma basis after giving effect to such repurchase, the sum of (x) the aggregate amount of unused availability under the Commitments plus (y) the aggregate amount of unused availability under the Securitization Program is less than $100,000,000 for the thirty (30) consecutive days immediately prior to and immediately after giving effect to such repurchase, as certified by the Borrower in a written notice to the Administrative Agent at the time of such repurchase"; and

(d) Section 5.02(o) is amended by deleting the figure "$25,000,000" contained opposite the reference to Fiscal Year 2003 in the table thereof and replacing it with the figure "$45,000,000".

(e) Section 5.04(c) is amended by inserting the following parenthetical immediately after the phrase "Consolidated total liabilities" in the first sentence thereof:

"(plus any non-cash charges incurred by the Borrower solely as a result of compliance with any accounting requirement of FASB that Debt under the Securitization Program be reflected on its financial statements less any non-cash gains incurred by the Borrower solely as a result of compliance with any accounting requirement of FASB that Debt under the Securitization Program be reflected on its financial statements, in each case net of any Taxes)";

On the date that the Board of Directors of the Parent Guarantor approves additional repurchases of the stock referred to in Section 5.02(g)(iv) of the Credit Agreement, as amended by this Letter Amendment No. 7, above an aggregate amount equal to $25,000,000 for all such repurchases, the Borrower shall pay to the Agent for the account of each Lender that has executed a counterpart of this Letter Amendment No. 7 on or prior to the date of effectiveness hereof, a fee (the "Stock Repurchase Fee") equal to 0.125% of the sum of such Lender's outstanding Working Capital Commitment as of the date hereof. Upon the failure of the Borrower to pay the Stock Repurchase Fee in accordance with the immediately preceding sentence, this amendment shall forthwith cease to be effective with respect to Section 5.02(g) of the Credit Agreement.

This Letter Amendment No. 7 shall become effective as of the date first above written when, and only when, (x) the Agent shall have received counterparts of this Letter Amendment No. 7 executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of such Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment No. 7, and the consent and agreement attached hereto executed by each Subsidiary Guarantor and (y) the Borrower shall have paid all fees, costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Letter Amendment No. 7 (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement. This Letter Amendment No. 7 is subject to the provisions of Section 9.01 of the Credit Agreement.

On and after the date on which this Letter Amendment No. 7 become effective, each reference in the Credit Agreement and each other Loan Document to "this Agreement", "the Credit Agreement", "hereunder", "thereunder", "hereof", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment No. 7.

The Credit Agreement and each other Loan Document is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment No. 7 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

This Letter Amendment No. 7 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment No. 7 by telecopier shall be as effective as delivery of a manually executed counterpart of this Letter Amendment No. 7.

This Letter Amendment No. 7 shall be governed by, and construed in accordance with, the laws of the State of New York.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of the attached agreement to this Letter Amendment No. 7.

                                                                                                                     Very truly yours,

                                                                                                                     SPECIALTY RETAILERS (TX) LP,

                                                                                                                     as Borrower

                                                                                                                     By:/s/ Richard E. Stasyszen_________

                                     Title: SVP Finance and Controller

                                                                                                                     STAGE STORES, INC.,

                                                                                                                     as Parent Guarantor

                                                                                                                     By:/s/ Richard E. Stasyszen_________

                                     Title: SVP Finance and Controller

The foregoing Letter Amendment No. 7 dated as of January14, 2003 from the Borrower and the Parent Guarantor is agreed to as of such date:

                                                                                                                     CITICORP USA, INC., as Administrative Agent

                                                                                                                       By /s/ Michael M. Schadt_________

                                                                                                                      Title: Vice President

                                                                                                                      Asset Based Finance

                                                                                                                        Lenders: /s/ Steven Schuit____________

                                                                                                                        [Name of Institution]

                                                                                                                        The CIT Group/Business Credit, Inc.

                                                                                                                         By Steven Schuit_____________________

                                                                                                                        Title: Vice President

                                                                                                                        Team Leader

                                                                                                                        Lenders: Foothill Capital Corp_________

                                                                                                                        [Name of Institution]

                                                                                                                        By _/s/ Eileen Quinn____________________

                                                                                                                        Title: AE/AVP

                                                                                                                        Lenders: Heller Financial, Inc.__________

                                                                                                                        [Name of Institution]

                                                                                                                        By /s/ Larry Favre_____________________

                                                                                                                        Title: Duly Authorized Signatory

                                                                                                                        Lenders: National City Commercial Finance, Inc.

                                                                                                                        [Name of Institution]

                                                                                                                        By /s/ _Marilyn S. Hayden_______________

                                                                                                                        Title: Officer

                                                                                                                        Lenders: Whitehall Business Credit Corporation___

                                                                                                                        [Name of Institution]

                                                                                                                        By /s/ Joseph A. Klapkowski____________

                                                                                                                        Title: Duly Authorized Signatory

CONSENT AND AGREEMENT

Dated as of January 14, 2003

 Each of the undersigned, as a Guarantor under the Subsidiary Guaranty dated as of August 24, 2001 (the "Subsidiary Guaranty"), in favor of the Secured Parties (as such term is defined in the Credit Agreement), hereby consents and agrees to the foregoing Letter Amendment No. 7, and also agrees that notwithstanding the effectiveness of such Letter Amendment No. 7, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment No. 7, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as modified by such Letter Amendment No. 7.

                                                                                                                       GNB HOLDING CO., INC.

By:/s/ Richard E. Stasyszen_________

                                        Title: SVP Finance and Controller

                                                                                                                        SPECIALTY RETAILERS, INC.

By:/s/ Richard E. Stasyszen___________________

                                        Title: SVP Finance and Controller

                                                                                                                         SRI LIMITED PARTNER LLC

                                                                                                                         By /s/ Domenic Borriello

                                                                                                                        Title: Manager

                                                                                                                         SRI GENERAL PARTNER LLC

By:/s/ Richard E. Stasyszen___________________

                                        Title: Manager